Exhibit 10.1
STOCK OPTION AGREEMENT
          This Stock Option Agreement (this “Agreement”) is made as of January 23, 2006 by and between Spectrum Sciences & Software Holdings Corp. (the “Corporation”) and Michael M. Megless (the “Optionee”).
RECITALS
          A.           Optionee is an employee of Horne Engineering Services, LLC, a subsidiary of the Corporation. In consideration of Optionee’s serving as such, the Corporation’s board of directors has agreed to grant stock options to the Optionee to purchase shares of the Corporation’s common stock (the “Shares”). The stock options granted herein are not “incentive stock options” under Section 422 of the Internal Revenue Code of 1986, as amended.
NOW THEREFORE, specifically incorporating these recitals herein, it is agreed as follows:
AGREEMENT
SECTION 1
GRANT OF OPTIONS
1.1           NUMBER OF SHARES. Subject to the terms and conditions of this Agreement, the Corporation grants to Optionee, Options to purchase from the Corporation 326,353 Shares (the “Option Shares”).
1.2           EXERCISE PRICE. Each Option Share is exercisable, upon vesting, at the lesser price of $1.55 or the fair market value of the shares at the time of exercise (the “Option Price”).
1.3           TERM. The Expiration Date for all Options issued hereunder shall be January 22, 2008.
1.4           VESTING. The Options granted herein shall vest immediately.
1.5           CONDITIONS OF OPTION. The Options may be exercised immediately upon vesting, subject to the terms and conditions as set forth in this Agreement.
SECTION 2
EXERCISE OF OPTION
2.1           DATE EXERCISABLE. The Options shall become exercisable by Optionee in accordance with Sections 1.4 and 1.5 above.
2.2           MANNER OF EXERCISE OF OPTIONS AND PAYMENT FOR COMMON STOCK. The Options may be exercised by the Optionee, in whole or in part, by giving written notice to the Secretary of the Corporation, setting forth the number of Shares with respect to which Options are being exercised. The notice shall be given pursuant to the Notice of Exercise of Stock Option form attached to this Agreement. The purchase price of the Option Shares upon exercise of the Options by the Optionee shall be paid in full by check payable to the order of the Corporation, or as otherwise permitted by the Corporation’s stock option plan.

2.3           STOCK CERTIFICATES. Promptly after any exercise in whole or in part of the Options by Optionee, the Corporation shall deliver to Optionee a certificate or certificates for the number of Shares with respect to which the Options were so exercised, registered in Optionee’s name.
2.4           TAX WITHHOLDING. At the time the Option is exercised, in whole or in part, or at any time thereafter as requested by the Corporation, the Optionee hereby authorizes withholding from payroll and any other amounts payable to the Optionee, and otherwise agrees to make adequate provision for (including by means of a cashless exercise to the extent permitted by the Corporation), any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Corporation, if any, which arise in connection with the Option, including, without limitation, obligations arising upon (i) the exercise, in whole or in part, of the Option, (ii) the transfer, in whole or in part, of any shares acquired upon exercise of the Option, (iii) the operation of any law or regulation providing for the imputation of interest, or (iv) the lapsing of any restriction with respect to any shares acquired upon exercise of the Option. The Optionee is cautioned that the Option is not exercisable unless the tax withholding obligations of the Corporation are satisfied. Accordingly, the Optionee may not be able to exercise the Option when desired even though the Option is vested, and the Corporation shall have no obligation to issue a certificate for such shares or release such shares from any escrow provided for herein.
SECTION 3
NONTRANSFERABILITY
3.1           RESTRICTION. The Options are not transferable by Optionee.
SECTION 4
NO RIGHTS AS SHAREHOLDER PRIOR TO EXERCISE
4.1           Optionee shall not be deemed for any purpose to be a shareholder of the Corporation with respect to any share(s) subject to the Options under this Agreement to which the Options shall not have been exercised until such share(s) shall be transferred to him upon the exercise of the Option(s).
SECTION 5
ADJUSTMENTS
5.1           NO EFFECT ON CHANGES IN CORPORATION’S CAPITAL STRUCTURE. The existence of the Options shall not affect in any way the right or power of the Corporation or its shareholders to make or authorize any adjustments, recapitalization, reorganization, or other changes in the Corporation’s capital structure or its business, or any merger or consolidation of the Corporation, or any issue of bonds, debentures, preferred or preference stocks ahead of or affecting the Option Shares, or the dissolution or liquidation of the Corporation, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.
5.2           ADJUSTMENT TO OPTION SHARES. The Option Shares are subject to adjustment upon recapitalization, reclassification, consolidation, merger, reorganization, stock dividend, reverse or forward stock split and the like. If the Corporation shall be reorganized, consolidated or merged with another corporation, Optionee shall be entitled to receive upon the exercise of the Option the same number and kind of shares of stock or the same amount of property, cash or securities as Optionee would have been entitled to receive upon the happening of any such corporate event as if Optionee had been, immediately prior to such event, the holder of the number of Shares covered by the Option.
SECTION 6
TERMINATION OF EMPLOYMENT OR DEATH
6.1           The terms and conditions of paragraph 9 of the Corporation’s Amended and Restated Number 2 2004 Non-Statutory Stock Option Plan, adopted on November 15, 2004, as may be amended from time to time in accordance with its terms, is incorporated herein by references, and shall govern the rights and privileges of the Optionee with respect to the issues addressed therein.
SECTION 7
MISCELLANEOUS PROVISIONS
7.1           DISPUTES. Any dispute or disagreement that may arise under or as a result of this Agreement, or any question as to the interpretation of this Agreement, may be determined by the Corporation’s board of directors in its absolute and uncontrolled discretion, and any such determination shall be final, binding, and conclusive on all affected persons.
7.2           NOTICES. Any notice that a party may be required or permitted to give to the other shall be in writing, and may be delivered personally, by overnight courier or by certified or registered mail, postage prepaid, addressed to the parties at their current principal addresses, or such other address as either party, by notice to the other, may designate in writing from time to time.
7.3           LAW GOVERNING. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.
7.4           TITLES AND CAPTIONS. All section titles or captions contained in this Agreement are for convenience only and shall not be deemed part of the context nor affect the interpretation of this Agreement.
7.5           ENTIRE AGREEMENT. This Agreement contains the entire understanding between the parties and supersedes any prior understandings and agreements between them respecting the subject matter of this Agreement.
7.6           AGREEMENT BINDING. This Agreement shall be binding upon the heirs, executors, administrators, successors and assigns of the parties hereto.
7.7           PRONOUNS AND PLURALS. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular, or plural as the identity of the person or persons may require.
7.8           FURTHER ACTION. The parties hereto shall execute and deliver all documents, provide all information and take or forbear from all such action as may be necessary or appropriate to achieve the purposes of the Agreement.
7.9           PARTIES IN INTEREST. Nothing herein shall be construed to be to the benefit of any third party, nor is it intended that any provision shall be for the benefit of any third party.

7.10           SAVINGS CLAUSE. If any provision of this Agreement, or the application of such provision to any person or circumstance, shall be held invalid, the remainder of this Agreement, or the application of such provision to persons or circumstances other than those as to which it is held invalid, shall not be affected thereby.
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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.
SPECTRUM SCIENCES & SOFTWARE HOLDINGS CORP.

By:	/s/ Darryl K. Horne P.E.
Name: Darryl K. Horne P.E.
Title: President and CEO
The undersigned Optionee hereby acknowledges receipt of an executed original of this Agreement, accepts the Options granted thereunder, and agrees to the terms and conditions thereof.
OPTIONEE
          /s/ Michael M. Megless

Name: Michael M. Megless

SPECTRUM SCIENCES AND SOFTWARE HOLDINGS CORP.
NOTICE OF EXERCISE OF STOCK OPTION
The undersigned hereby exercises the Stock Options granted by Spectrum Sciences & Software Holdings Corp. and seeks to purchase ________________ shares of Common Stock of the Corporation pursuant to said Options. The undersigned understands that this exercise is subject to all the terms and provisions of the Stock Option Agreement dated as of ________________.
(Check Applicable Box)
          Enclosed is a check in the sum of US $________________ as payment for such shares.

Signature of Optionee

Date: _________________________